UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 19, 2004

                              NeoMagic Corporation
             (Exact name of Registrant as specified in its charter)

            Delaware                     000-22009             77-0344424
(State or other jurisdiction of      [Commission File       (I.R.S. Employer
 incorporation or organization)           Number]         Identification Number)

                                 3250 Jay Street
                          Santa Clara, California 95054
                    (Address of principal executive offices)

                                 (408) 988-7020
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit
Number      Description
------      -----------

99.1        Press Release issued by NeoMagic Corporation on August 19, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

    On August 19, 2004, NeoMagic Corporation is issuing a press release and holding a conference call regarding its financial results for the quarterly period ended July 31, 2004. A copy of this press release is attached hereto as
Exhibit 99.1. The information furnished in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    NeoMagic Corporation
                                                    (Registrant)

Date: August 19, 2004

                                                    By: /s/ Scott Sullinger
                                                    ---------------------------
                                                        Scott Sullinger
                                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number
-------

99.1        Press Release issued by NeoMagic Corporation on August 19, 2004.